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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-41557, 333-41559, 333-41561, and 333-64819) of
Trover Solutions, Inc. of our report dated January 25, 2002 relating to the financial statements, which appears in this Form 10-K.


/s/PricewaterhouseCoopers LLP

Louisville, Kentucky
March 26, 2002